SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 30, 2001
                Date of Report (date of earliest event reported)



                               CARE CONCEPTS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-20958                    85-0519152
   ---------------------              -----------                 ------------
(State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)                File Number)                I.D. Number)

                       26 West Dry Creek Circle, Suite 600
                            Littleton, Colorado 80120
                         -------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (303) 794-9450

                                 Not Applicable
                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     Effective May 30, 2001, Brian J. Kelley received 2,500,000 shares of the Company's common stock in settlement of all claims by Brian J. Kelley for any amounts due him by the Company. Brian J. Kelley and his father Jack D. Kelley and brother Derold L. Kelley now own or control 7,229,719 shares of the Company's common stock, or 72.3%, of the 10,000,000 shares of the Company's common stock currently outstanding. Jack D. Kelley and Derold L. Kelley are directors of the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 30, 2001

                                            CARE CONCEPTS, INC.


                                             By: /s/ Earnest Mathis
                                             -------------------------
                                             Earnest Mathis, President